Exhibit 10.7

AMENDMENT NUMBER SIX TO CREDIT AGREEMENT AND AMENDMENT NUMBER ONE TO

SECURITY AGREEMENT AND CONSENT

THIS AMENDMENT NUMBER SIX TO CREDIT AGREEMENT AND AMENDMENT NUMBER ONE TO SECURITY AGREEMENT AND CONSENT (this “Amendment”), dated as of December 13, 2012, is entered into by and among STOCK BUILDING SUPPLY HOLDINGS II, LLC, a Delaware limited liability company (“Parent”), each of Parent’s Subsidiaries listed on the signature pages hereto as a borrower (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”), each of Parent’s Subsidiaries listed on the signature pages hereto as a guarantor (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Guarantor”, and individually and collectively, jointly and severally, as “Guarantors”), the lenders party hereto (“Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (formerly known as Wells Fargo Foothill, LLC) (“WFCF”), as the administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”) and in light of the following:

W I T N E S S E T H

WHEREAS, Parent, Borrowers, Lenders, BANK OF AMERICA, N.A. (“BofA”), as co-lead arranger, WFCF as co-lead arranger, and Agent are parties to that certain Credit Agreement, dated as of June 30, 2009 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each individually “Grantor”) and Agent are parties to that certain Security Agreement, dated as of June 30, 2009 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, Borrowers desire to engage in commodities trading through commodity accounts held at FCStone, LLC, a Futures Commission Merchant;

WHEREAS, Parent has formed a new subsidiary, Coleman Floor Southeast, LLC, a Delaware limited liability company (“Coleman”), and as required by Section 5.11 of the Credit Agreement and subject to the terms and provisions set forth in the Joinder Documents (as defined below), desires to join Coleman as a new Borrower to the Credit Agreement and the other Loan Documents;

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement and the Security Agreement and consent to the joinder of Coleman as a new Borrower; and

WHEREAS, upon the terms and conditions set forth herein, Agent and Lenders are willing to accommodate Borrowers’ requests.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2. Amendments to Credit Agreement.

(a) Section 2.1 of the Credit Agreement is hereby amended and modified by amending and restating clause (a) appearing therein in its entirety as follows:

“(a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Commitment agrees (severally, not jointly or jointly and severally) to make advances (“Advances”) to Borrowers in an amount at any one time outstanding not to exceed such Lender’s Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount less the Letter of Credit Usage at such time and (ii) the Borrowing Base at such time less the Letter of Credit Usage at such time.”

(b) Section 2.10 of the Credit Agreement is hereby amended and modified by replacing the reference to “0.50%” appearing in clause (b) thereof with “Applicable Unused Line Fee”.

(c) Section 2.11 of the Credit Agreement is hereby amended and modified by amending and restating the second subclause (iii) appearing in clause (a) thereof in its entirety as follows:

“(iii) the Letter of Credit Usage would exceed the Maximum Revolver Amount less the outstanding amount of Advances.”

(d) Section 3.3 of the Credit Agreement is hereby amended and modified by replacing the reference to “June 30, 2014” appearing therein with “December 11, 2015”.

(e) Section 4.15 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:

“4.15 Deposit Accounts, Securities Accounts, and Commodity Accounts. Set forth on Schedule 4.15 (as updated pursuant to the provisions of the Security Agreement from time to time) is a listing of all of the Loan Parties’ and their Restricted Subsidiaries’ Deposit Accounts, Securities Accounts, and Commodity Accounts, including, with respect to each bank, or securities intermediary, or commodity intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts or Commodity Accounts maintained with such Person.”

(f) Section 6.9 of the Credit Agreement is hereby amended and modified by amending and restating clause (h) appearing therein in its entirety as follows:

“(h) commencing on the date on which Parent has delivered to Agent and the Lenders the audited annual financial statements for the fiscal year of Parent ending December 31, 2013 required by Section 5.1 (together with all other detail and documentation required pursuant to the terms of Schedule 5.1 to be delivered in connection therewith, including the items required pursuant to clauses (d), (e), and (f) of Schedule 5.1), Parent may declare and pay cash distributions to its equity holders, so long as (A) no Default or Event of Default has occurred and is continuing or would result therefrom, (B) the declaration of the cash distribution and the payment thereof is permitted by and in compliance with applicable law (including, to the extent applicable, the Delaware Limited Liability Company Act, as amended from time to time) and the constituent documents of Parent, (C) Availability of Parent and its Subsidiaries both immediately before and immediately after giving effect thereto is greater than $25,000,000, (D) the aggregate amount of distributions made by Parent in any fiscal year in reliance on this Section 6.9(h) does not exceed an amount equal to 50% of the Free Cash Flow of Parent and its Restricted Subsidiaries for the immediately preceding fiscal year of Parent (it being understood that Free Cash Flow will be calculated using the audited financial statements referenced in clause (E) of this Section 6.9(h)), (E) no such distributions in reliance on this Section 6.9(h) are made in any fiscal year of Parent until the date on which Parent has delivered to Agent (for distribution to the Lenders) the audited annual financial statements for the immediately preceding fiscal year of Parent as required by Section 5.1 (together with all other detail and documentation required pursuant to the terms of Schedule 5.1 to be delivered in connection therewith, including the items required pursuant to clauses (d), (e), and (f) of Schedule 5.1), and (F) Borrowers shall have delivered to Agent calculations evidencing the satisfaction of the conditions outlined in clauses (C) and (D) of this Section 6.9(h), in each case, in form reasonably satisfactory to Agent,”

(g) Section 6.9 of the Credit Agreement is hereby amended and modified by: (i) deleting the reference to “and” appearing at the end of clause (i) thereof, (ii) replacing the reference to “.” appearing at the end of clause (j) thereof with “, and”, and (iii) inserting a new clause (k) immediately following the end of clause (j) as follows:

“(k) so long as (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the cash distribution and payment thereof is permitted by and in compliance with applicable law (including, to the extent applicable, the Delaware Limited Liability Company Act, as amended from time to time) and the constituent documents of Parent, Parent may declare and pay a cash distribution on the Stock of Parent in an amount not to exceed $27,500,000 on or prior to December 31, 2012.”

(h) Section 6.11 of the Credit Agreement is hereby amended and modified by amending and restating clause (a) of such section in its entirety as follows:

“(a) Except for Permitted Investments, directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment. From and after the date that is 30 days (or such longer period as may be determined by Agent in its sole discretion) after the Closing Date, (i) Loan Parties shall not have Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts or Securities Accounts (other than (A) an aggregate amount of not more than $650,000 at any one time, in the case of Parent and its Restricted Subsidiaries (other than those Restricted Subsidiaries that are CFCs), (B) amounts deposited into Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for Parent’s or its Restricted Subsidiaries’ employees, (C) with respect to the Required Equity Account, and (D) an aggregate amount of not more than an amount to be agreed upon by Agent and Borrowers (calculated at current exchange rates) at any one time, in the case of Restricted Subsidiaries of Parent that are CFCs)) unless such Loan Parties, as applicable, and the applicable bank, securities intermediary or commodity intermediary have entered into Control Agreements with Agent governing such Permitted Investments in order to perfect (and further establish) Agent’s Liens in such Permitted Investments, and (ii) Loan Parties shall not have Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Commodities Accounts (other than Permitted Investments made in reliance on clause (v) of the definition of Permitted Investment in an aggregate amount not to exceed $1,000,000 in the FCStone Commodity Accounts) unless such Loan Parties, as applicable, and the applicable commodity intermediary have entered into Control Agreements with Agent governing such Permitted Investments in order to perfect (and further establish) Agent’s Liens in such Permitted Investments.”

(i) Section 7 of the Credit Agreement is hereby amended and modified by: (i) deleting clauses (a) and (b) appearing thereof in its entirety, and (ii) amending and restating such section in its entirety as follows:

“7. FINANCIAL COVENANT.

Each of Parent and each Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Parent will comply with the following financial covenant:

Fixed Charge Coverage Ratio. If any Financial Covenant Period has commenced and is continuing, have a Fixed Charge Coverage Ratio as of the end of the applicable period ended immediately preceding the date on which any such Financial Covenant Period commenced and as of the end of each applicable period ended during such Financial Covenant Period, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Ratio	Applicable Period

1.00:1.00	For the six month period ending December 31, 2012

1.00:1.00	For the nine month period ending March 31, 2013

1.00:1.00	For the twelve month period ending June 30, 2013 and on the last day of each quarter thereafter”

(j) Schedule 1.1 of the Credit Agreement is hereby amended and modified by amending and restating the following definitions, or adding (as applicable) the following definitions in the appropriate alphabetical order:

““Applicable Unused Line Fee” means, as of any date of determination, the applicable amount set forth in the following table that corresponds to the most recent Average Daily Usage calculation determined by Agent (the “Average Daily Usage Calculation”):

Level	Average Daily Usage	Applicable Unused Line Fee

I	If the Average Daily Usage is less than or equal to $75,000,000	0.375 percentage points

II	If the Average Daily Usage is greater than $75,000,000	0.25 percentage points

The Applicable Unused Line Fee shall be based upon the most recent Average Daily Usage Calculation, which will be calculated by Agent based on Average Daily Usage as of the last day of the applicable fiscal quarter. The Applicable Unused Line Fee shall be re-determined quarterly by Agent and any change to the Applicable Unused Line Fee based on the Average Daily Usage as of the end of any fiscal quarter shall be effective as of the first day of the immediately following fiscal quarter.”

““Available Increase Amount” means, as of any date of determination, an amount equal to the result of (a) $50,000,000 minus (b) the aggregate principal amount of increases to the Commitments and the Maximum Revolver Amount made after the Sixth Amendment Effective Date and on or prior to such date of determination pursuant to Section 2.2 of the Agreement.”

““Base Rate Margin” means, as of any date of determination (with respect to any portion of the outstanding Advances on such date that is a Base Rate Loan), the applicable margin set forth in the following table that corresponds to the most recent Average Daily Availability calculation determined by Agent in its Permitted Discretion (the “Average Daily Availability Calculation”); provided, that for the period from the Sixth Amendment Effective Date through and including December 31, 2012, the Base Rate Margin shall be set at the margin in the row styled “Level I”:

Level	Average Daily Availability	Base Rate Margin

I	If the Average Daily Availability is less than $40,000,000	1.75 percentage points

II	If the Average Daily Availability is greater than or equal to $40,000,000 and less than $75,000,000	1.50 percentage points

III	If the Average Daily Availability is greater than or equal to $75,000,000	1.25 percentage points

The Base Rate Margin shall be based upon the most recent Average Daily Availability Calculation, which will be calculated by Agent in its Permitted Discretion based on Average Daily Availability as of the end of each fiscal quarter. The Base Rate Margin shall be re-determined quarterly by Agent and any change to the Base Rate Margin based on the Average Daily Availability as of the end of any fiscal quarter shall be effective as of the first day of the immediately following fiscal quarter.”

““Commodity Account” means any commodity account (as that term is defined in the Code).”

““EBITDA” means, with respect to Parent and its Restricted Subsidiaries for any period, (a) the Net Income of Parent and its Restricted Subsidiaries for such period, plus (b) without duplication, the sum of the following amounts of Parent and its Restricted Subsidiaries for such period and to the extent deducted in determining Net Income of Parent and its Restricted Subsidiaries for such period (i) Interest Expense, (ii) income tax expense (or distributions to Saturn in respect of income tax expense attributable to Parent and its Restricted Subsidiaries permitted pursuant to Section 6.9(b)(i), to the extent such distribution reduced Net Income), (iii) depreciation expense, (iv) amortization expense, (v) any extraordinary or non-recurring non-cash losses, including any extraordinary or non-recurring non-cash losses from Permitted Dispositions, (vi) restructuring costs incurred by Parent and its Restricted Subsidiaries in connection with the Plan for write-downs of bad debt of Parent and its Restricted Subsidiaries or write-downs of obsolete Inventory of Parent and its Restricted Subsidiaries in connection with the closure of stores of Parent and its Restricted Subsidiaries that are located in the cities identified on Schedule E-2 in an aggregate amount not to exceed $53,300,000, (vii) [reserved], (viii) [reserved], (ix) fees, expenses, and reimbursements paid to Gores, Glendon, and Wolseley in such period to the extent permitted by Section 6.9(c), (d) (without giving effect to the third proviso of such Section 6.9(d)), (e) or (f) of the Agreement (or distributed to Saturn to the extent permitted under Section 6.9(c), (d) (without giving effect to the third proviso of such Section 6.9(d)), (e) or (f) for such purpose to the extent such distribution reduces Net Income), (x) [reserved], (xi) fees and expenses incurred in connection with any Approved Increase (including any additional fees paid to WFF and BOA), (xii) non-recurring non-cash charges (except to the extent representing a reserve or accrual for cash expenses in another period), including goodwill, asset and other impairment charges, losses on early extinguishment of debt, and write-downs of deferred financing costs, (xiii) [reserved], and (xiv) restructuring charges and other costs incurred by Parent or any Restricted Subsidiary in connection with closed stores during the period from July 1, 2012, through December 31, 2013, in an aggregate amount not to exceed $3,000,000, minus (c) without duplication, the sum of the following amounts of Parent and its Restricted Subsidiaries for such period and to the extent included in determining Net Income of Parent and its Restricted Subsidiaries for such period: (i) non-recurring non-cash items increasing such Net Income for such period, (ii) any extraordinary or non-recurring gains, including any extraordinary or non-recurring gains from Dispositions, (iii) gains from the receipt of proceeds under insurance policies net of any associated losses, and (iv) income tax benefits (it being understood that an income tax benefit is a positive number).

For the purposes of calculating EBITDA for any period (each, a “Reference Period”), if at any time during such Reference Period (and after the Closing Date), Parent and its Restricted Subsidiaries shall have made a Permitted Acquisition, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to such Permitted Acquisition, are factually supportable, and are expected to have a continuing impact, in each case to be mutually and reasonably agreed upon by Parent and its Restricted Subsidiaries and Agent) as if any such Permitted Acquisition or adjustment occurred on the first day of such Reference Period.”

““FCStone Commodity Accounts” means those Commodity Accounts of a Loan Party held at FCStone, LLC.”

““FCStone, LLC” means FCStone, LLC, a Futures Commission Merchant, or any affiliate thereof.”

““Financial Covenant Period” means a period which shall commence (a) immediately on any date on which Availability plus Qualified Cash is less than $15,000,000, and (b) on any date on which Availability plus Qualified Cash has been less than $20,000,000 but equal to or greater than $15,000,000 for a period of 5 consecutive Business Days, and in each case such period shall continue until the date on which Availability plus Qualified Cash has been greater than or equal to $20,000,000 for a period of 30 days.”

““Fixed Charges” means, with respect to any period and with respect to Parent and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP, the sum, without duplication, of (a) Interest Expense accrued (other than interest paid-in-kind, amortization of financing fees and other non-cash Interest Expense) during such period, (b) scheduled principal payments in respect of Indebtedness that are required to be paid in cash during such period, (c) all federal, state, and local income taxes accrued during such period, and (d) all Restricted Junior Payments paid (whether in cash or other property, other than common Stock) during such period; provided, however, that this definition of Fixed Charges shall not include (i) any distributions or payments permitted to be made under Section 6.9(h), 6.9(i), 6.9(j), or 6.9(k) of the Agreement, (ii) any Restricted Junior Payments made to the extent permitted pursuant to Section 6.9(d) (without giving effect to the third proviso of such Section 6.9(d)), or (iii) payments made by Parent and its Restricted Subsidiaries on or after the Sixth Amendment Effective Date in connection with the federal income tax audit of Parent and its Subsidiaries with respect to the tax years ending March 31, 2010, March 31, 2011, and March 31, 2012, in an aggregate amount not to exceed $4,000,000.”

““Free Cash Flow” means, with respect to any fiscal period and with respect to Parent and its Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP, (a) EBITDA, minus (b) the sum, without duplication, of (i) Interest Expense paid in cash during such fiscal period, (ii) income taxes paid in cash during such period, (iii) the cash portion of Capital Expenditures made during such period, (iv) all management, consulting, monitoring, and advisory fees paid to Equity Sponsors during such period, (v) all Restricted Junior Payments paid by Parent in cash or Cash Equivalents during such period (other than (1) Restricted Junior Payments made pursuant to Section 6.9(h) of the Agreement and (2) any Restricted Junior Payment relating to payments, distributions or other amounts that have been deducted in calculating Net Income or EBITDA and have not been added back in clause (b) of the definition of “EBITDA”), and (vi) all principal payments made or due (without duplication) in respect of any Indebtedness (other than the Advances) during such period.”

““LIBOR Rate Margin” means, as of any date of determination (with respect to any portion of the outstanding Advances on such date that is a LIBOR Rate Loan), the applicable margin set forth in the following table that corresponds to the most recent Average Daily Availability Calculation determined by Agent in its Permitted Discretion; provided, that for the period from the Sixth Amendment Effective Date through and including December 31, 2012, the LIBOR Rate Margin shall be set at the margin in the row styled “Level I”:

Level	Average Daily Availability	LIBOR Rate Margin

I	If the Average Daily Availability is less than $40,000,000	2.75 percentage points

II	If the Average Daily Availability is greater than or equal to $40,000,000 and less than $75,000,000	2.50 percentage points

III	If the Average Daily Availability is greater than or equal to $75,000,000	2.25 percentage points

The LIBOR Rate Margin shall be based upon the most recent Average Daily Availability Calculation, which will be calculated by Agent in its Permitted Discretion based on Average Daily Availability as of the end of each fiscal quarter. The LIBOR Rate Margin shall be re-determined quarterly by Agent and any change to the LIBOR Rate Margin based on the Average Daily Availability as of the end of any fiscal quarter shall be effective as of the first day of the immediately following fiscal quarter.”

““Qualified Cash” means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents owned by the Loan Parties and their Restricted Subsidiaries that is in Deposit Accounts or in Securities Accounts, or any combination thereof (other than the Required Equity Account), and which such Deposit Account or Securities Account is the subject of a Control Agreement (except and to the extent excused for a period of time under Schedule 3.6 to the Agreement) and is maintained by a branch office of the bank or securities intermediary located within the United States. For the avoidance of doubt, any amount of cash and Cash Equivalents of the Loan Parties and their Restricted Subsidiaries that is in Commodity Accounts (including the FCStone Commodity Accounts) shall be excluded from Qualified Cash.”

““Qualified Cash Reporting Date” means any date on which the evaluation of the satisfaction of any test, condition, calculation, covenant, or other determination under any Loan Document requires a determination of the amount of Qualified Cash as of such date of determination.”

““Sixth Amendment” means that certain Amendment Number Six to Credit Agreement and Amendment Number One to Security Agreement and Consent, dated as of December 13, 2012, by and among Borrowers, Guarantors, the Lenders party thereto, Agent, and Lenders.”

““Sixth Amendment Effective Date” has the meaning specified therefor in the Sixth Amendment.”

(k) Schedule 1.1 of the Credit Agreement is hereby amended and modified by amending the definition of “Borrowing Base” by amending and restating clause (c) appearing therein in its entirety as follows:

“(c) the sum of (i) the Bank Product Reserve, (ii) the Surety Reserve, and (iii) the aggregate amount of reserves, if any, established by Agent under Section 2.1(c) of the Agreement.”

(l) Schedule 1.1 of the Credit Agreement is hereby amended and modified by amending the definition of “Maximum Revolver Amount” by replacing the reference to “$125,000,000” appearing therein with “$150,000,000”.

(m) Schedule 1.1 of the Credit Agreement is hereby amended and modified by amending the definition of “Permitted Investments” by: (i) deleting the “and” appearing at the end of clause (u) thereof, and (ii) amending and restating clause (v) in its entirety and inserting a new clause (w) immediately following the end of clause (v) as follows:

“(v) deposits of cash and Cash Equivalents in an aggregate amount not to exceed $1,000,000 outstanding at any time in the FCStone Commodity Accounts to secure Indebtedness to FCStone, LLC permitted pursuant to clause (h) of the definition of Permitted Indebtedness in connection with the hedging of commodities pricing risk, and

(w) so long as no Event of Default has occurred and is continuing or would result therefrom, any other Investments (other than Investments in the FCStone Commodity Accounts) in an aggregate amount not to exceed $10,000,000 during the term of the Agreement.”

(n) Schedule 1.1 of the Credit Agreement is hereby amended and modified by amending the definition of “Permitted Liens” by: (i) deleting the “and” appearing at the end of clause (y) thereof, and (ii) amending and restating clause (z) in its entirety and inserting a new clause (aa) immediately following the end of clause (z) as follows:

“(z) Liens in favor of FCStone, LLC, existing on the FCStone Commodity Accounts and the contents thereof to secure obligations to FCStone, LLC arising in connection with the maintenance and provision of the FCStone Commodity Accounts in the ordinary course of business and Indebtedness to FCStone, LLC permitted pursuant to clause (h) of the definition of Permitted Indebtedness in connection with the hedging of commodities pricing risk; provided, however, that the aggregate amount of cash and Cash Equivalents on deposit in the FCStone Commodity Accounts and subject to such Liens shall not exceed $1,000,000, and

(aa) other Liens (other than Liens on the FCStone Commodity Accounts and the contents thereof) as to which the aggregate amount of the obligations secured thereby does not exceed $2,500,000.”

(o) Schedule 1.1 of the Credit Agreement is hereby amended and modified by deleting the definitions of “Plan Reserve” and “Special Reserve” in its entirety.

(p) Schedule 4.15 of the Credit Agreement is hereby amended and modified by deleting such Schedule in its entirety and inserting the Schedule attached hereto as Exhibit A in lieu thereof.

(q) Schedule 5.1 of the Credit Agreement is hereby amended and modified by deleting such Schedule in its entirety and inserting the Schedule attached hereto as Exhibit B in lieu thereof.

(r) Schedule 5.2 of the Credit Agreement is hereby amended and modified by deleting such Schedule in its entirety and inserting the Schedule attached hereto as Exhibit C in lieu thereof.

(s) Schedule C-1 of the Credit Agreement is hereby amended and modified by deleting such Schedule in its entirety and inserting the Schedule attached hereto as Exhibit D in lieu thereof.

(t) Exhibit C-1 of the Credit Agreement is hereby amended and modified by deleting such Exhibit in its entirety and inserting the Exhibit attached hereto as Exhibit E in lieu thereof.

3. Amendments to Security Agreement.

(a) Section 1 of the Security Agreement is hereby amended and modified by adding the following definition in the appropriate alphabetical order:

““Commodity Account” means any commodity account (as that term is defined in the Code).”

““Triggering Event” means, as of any date of determination, that (a) an Event of Default has occurred, or (b) Excess Availability plus Qualified Cash is less than $20,000,000.”

(b) Section 1 of the Security Agreement is hereby amended and modified by re-lettering each of clauses (q) – (rrr) as clauses (r) – (sss), respectively.

(c) Section 5(f)(iv)(D) of the Security Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:

(d) “(D) with respect to any Securities Accounts or Commodity Accounts, the delivery of Control Agreements with respect thereto; and”

(e) Section 6(c) of the Security Agreement is hereby amended and modified by inserting new a clause “(iv)” immediately following clause (iii) appearing therein as follows:

“(iv) Except to the extent otherwise excused by the Credit Agreement, each Grantor shall obtain a Control Agreement with respect to all of such Grantor’s Commodities Accounts.”

(f) Section 16(c) of the Security Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:

“(c) Agent may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Agent, (ii) with respect to any Grantor’s Securities Accounts in which Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Agent, and (iii) with respect to any Grantor’s Commodity Accounts in which Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the commodity intermediary maintaining such Commodity Account for the applicable Grantor to (A) transfer any cash in such Commodity Account to or for the benefit of Agent, or (B) liquidate any open commodity contract in such Commodity Account or any commodities related to such commodity contract and transfer the cash proceeds thereof to or for the benefit of Agent.”

(g) Section 23 of the Security Agreement is hereby amended and modified by inserting clauses (d), (e), and (f) immediately following clause (c) thereof in their entirety as follows:

“(d) EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e) NO CLAIM MAY BE MADE BY ANY PARTY HERETO AGAINST ANY OTHER PARTY HERETO (OR AGAINST THE AGENT, THE SWING LENDER, ISSUING LENDER, OR THE UNDERLYING ISSUER OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM) FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH SUCH PARTY HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

(f) IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY PARTY HERETO IN CONNECTION WITH ANY CLAIM RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THE WAIVER SET FORTH IN CLAUSE (C) ABOVE IS NOT ENFORCEABLE IN SUCH PROCEEDING, THE PARTIES HERETO AGREE AS FOLLOWS:

(i) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN SUBCLAUSE (ii) BELOW, ANY CLAIM SHALL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1. THE PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE. VENUE FOR THE REFERENCE PROCEEDING SHALL BE IN THE COUNTY OF LOS ANGELES, CALIFORNIA.

(ii) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY, (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING SET-OFF OR RECOUPMENT), (C) APPOINTMENT OF A RECEIVER, AND (D) TEMPORARY, PROVISIONAL, OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS, OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) – (D) AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY PARTY TO PARTICIPATE IN A REFERENCE PROCEEDING PURSUANT TO THIS AGREEMENT WITH RESPECT TO ANY OTHER MATTER.

(iii) UPON THE WRITTEN REQUEST OF ANY PARTY, THE PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE PARTIES DO NOT AGREE UPON A REFEREE WITHIN 10 DAYS OF SUCH WRITTEN REQUEST, THEN, ANY PARTY SHALL HAVE THE RIGHT TO REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B). THE REFEREE SHALL BE APPOINTED TO SIT WITH ALL OF THE POWERS PROVIDED BY LAW. PENDING APPOINTMENT OF THE REFEREE, THE COURT SHALL HAVE THE POWER TO ISSUE TEMPORARY OR PROVISIONAL REMEDIES.

(iv) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY PARTY SO REQUESTS A COURT REPORTER AND A TRANSCRIPT IS ORDERED, A COURT REPORTER SHALL BE USED AND THE REFEREE SHALL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(v) THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. THE PARTIES HERETO SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND SHALL ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA.

(vi) THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH CALIFORNIA SUBSTANTIVE AND PROCEDURAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT HIS OR HER DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW. THE REFEREE SHALL ISSUE A DECISION AND PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE, SECTION 644, THE REFEREE’S DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE FINAL JUDGMENT OR ORDER FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE SHALL BE FULLY APPEALABLE AS IF IT HAS BEEN ENTERED BY THE COURT.

(vii) THE PARTIES RECOGNIZE AND AGREE THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT HERETO WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY HERETO KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT AGREES THAT THIS REFERENCE PROVISION SHALL APPLY TO ANY DISPUTE BETWEEN THEM THAT ARISES OUT OF OR IS RELATED TO THIS AGREEMENT.”

4. Consent.

(a) The provisions of the Credit Agreement and the other Loan Documents to the contrary notwithstanding, subject to the satisfaction of the conditions precedent set forth in Section 5 below, Agent and Lenders hereby consent to the joinder of Coleman as a new Borrower, on the terms and upon and subject to the satisfaction of the conditions set forth in the Joinder Documents (as defined below) executed and delivered to Agent prior to the execution and delivery of this Amendment.

(b) Stock Building Supply West, LLC has informed Agent and the Lenders that it intends to enter into Capital Leases or other Permitted Purchase Money Indebtedness to finance the acquisition of the forklifts described on Schedule 1 attached hereto and that, in connection with such financing, the financing source requires that Agent release the Liens, if any, on any Collateral described on Schedule 1. The provisions of the Credit Agreement and the other Loan Documents to the contrary notwithstanding, subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Lenders hereby irrevocably authorize Agent to release the Liens on the Collateral described on Schedule 1.

5. Covenants. Each Loan Party hereby covenants and agrees that:

(a) On or prior to the date that is 30 days after the Sixth Amendment Effective Date (or such later date as may be agreed to in writing by Agent in its sole discretion), the Loan Parties shall (i) either (A) provide Agent with evidence reasonably satisfactory to Agent that the information set forth in Schedule 4.15 of the Credit Agreement is accurate and complete or (B) delivered to Agent an updated Schedule 4.15 to the Credit Agreement in form and substance reasonably satisfactory to Agent (which such Schedule, upon delivery to, and approval of same by Agent, shall, without any further action by any party thereto, update and replace Schedule 4.15 to the Credit Agreement) and (ii) deliver to Agent duly executed and delivered Control

Agreements with respect to the Deposit Accounts and Securities Accounts of the Loan Parties as Agent may reasonable require (except to the extent otherwise expressly excused by the terms of the Credit Agreement or the Security Agreement), in form and substance reasonably satisfactory to Agent. Each Loan Party hereby agree that their failure to comply with the foregoing shall constitute an immediate Event of Default.

(b) On or prior to the date that is 10 days after the Sixth Amendment Effective Date (or such later date as may be agreed to in writing by Agent in its sole discretion), the Loan Parties shall deliver to Agent and the Lenders: (i) a customary opinion of counsel related to the joinder of Coleman as a Borrower, and (ii) to the extent required by Agent, an opinion of North Carolina counsel related to the joinder of Coleman as a Borrower, in each case, regarding such matters as to Coleman or its direct parent as Agent or its counsel may reasonably request, and which is otherwise in form and substance reasonably satisfactory to Agent.

(c) On or prior to the date that is 10 days after the Sixth Amendment Effective Date (or such later date as may be agreed to in writing by Agent in its sole discretion), the Loan Parties shall deliver to Agent evidence, in form and substance satisfactory to Agent, that Coleman has been added to the Loan Parties’ existing insurance policies required by Section 5.6 of the Credit Agreement.

6. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment (such date upon which such conditions are all satisfied, being the “Sixth Amendment Effective Date”):

(a) Agent shall have received this Amendment, duly executed and delivered by the parties hereto.

(b) Agent shall have received a certificate from the Secretary, Assistant Secretary, Company Secretary or Corporate Secretary of each Loan Party (other than Coleman), dated as of the date hereof, (i) certifying that the resolutions of such Loan Party’s board of directors (or similar governing body) attached to a certificate previously delivered to Agent and dated as of the Closing Date (or any other applicable date prior to the date hereof) and certified by a Secretary, Assistant Secretary, Company Secretary or Corporate Secretary of such Loan Party (A) have not been amended, rescinded, or modified since their adoption and remain in full force and effect as of the Sixth Amendment Effective Date, and (B) authorize such Loan Party’s execution, delivery, and performance of this Amendment, and approve the terms of, and the transactions contemplated herein, and the other Loan Documents executed concurrently herewith to which such Loan Party is a party, and (ii) either (A) attesting to the incumbency and signatures of such specific officers of such Loan Party or (B) attesting that the officers of such Loan Party for which incumbency and signatures were previously certified to in such prior certificate delivered to Agent remain authorized to act on behalf of such Loan Party.

(c) Agent shall have received a certificate of status, good standing or other equivalent, as applicable, with respect to each Loan Party (other than Coleman), dated as of a recent date, such certificate to be issued by the appropriate officer of the jurisdiction of incorporation or organization of such Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction.

(d) Agent shall have received (i) copies of each Loan Party’s (other than Coleman’s) Governing Documents, as amended, modified or supplemented to the date hereof, certified by the Secretary, Assistant Secretary, Company Secretary or Corporate Secretary of such Loan Party, or (ii) a certificate of such Secretary, Assistant Secretary, Company Secretary or Corporate Secretary that the Governing Documents of such Loan Party previously attached to a certificate previously delivered to the Agent and certified by a Secretary, Assistant Secretary, Company Secretary or Corporate Secretary of such Loan Party remain in effect (without any further amendment, modification or supplement since such prior certification) on and as of the date hereof.

(e) After giving effect to this Amendment, the representations and warranties set forth herein and in the Credit Agreement and the other Loan Documents shall be true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects as of such earlier date).

(f) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.

(g) Agent shall have received, in immediately available funds, the Amendment Fee referred to in Section 9 hereof (which Amendment Fee shall be for the ratable benefit of WFCF and BofA).

(h) Agent shall have received a joinder agreement duly executed and delivered by Coleman, and each other party thereto, along with the other documents, instruments and agreements required thereby (collectively, the “Joinder Documents”), each being in form and substance reasonably satisfactory to Agent, which documents shall be in full force and effect.

(i) Agent shall have received satisfactory evidence (including copies of orders closing such cases) that Case No. 09-11554 and Case No. 09-11572 in United States Bankruptcy Court for the District of Delaware have been closed.

7. Representations and Warranties. Each Loan Party hereby represents and warrants to Agent for the benefit of the Lender Group and the Bank Product Providers as follows:

(a) The execution, delivery, and performance by it of this Amendment (i) have been duly authorized by all necessary action of such Loan Party, and (ii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to such Loan Party or its Subsidiaries, the Governing Documents of such Loan Party, or any order, judgment, or decree of any court or other Governmental Authority binding on such Loan Party, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Loan Party except to the extent such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Loan Party, other than Permitted Liens, (D) require any approval of such Loan Party’s interestholders or any approval or consent of any Person under any Material Contract of such Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change, or (C) require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, except for (1) registrations, consents, approvals, notices or other actions that have been obtained and that are still in force and effect, (2) filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, and (3) consents or approvals the failure of which to obtain could not reasonably be expected to cause a Material Adverse Change.

(b) This Amendment has been duly executed and delivered by such Loan Party. This Amendment is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower or any Guarantor.

(d) After giving effect to this Amendment, the representations and warranties in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(e) This Amendment has been entered into without force or duress, of the free will of such Loan Party, and the decision of such Loan Party to enter into this Amendment is a fully informed decision and such Loan Party is aware of all legal and other ramifications of each such decision.

(f) It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.

(g) (i) The required amount of the “Plan Reserve” at all times during the 12 month period ended prior to the Sixth Amendment Effective Date was $0, (ii) all amounts required to be paid by Borrowers on account of allowed administrative claims or lease rejection claims under or in connection with the Plan have been indefeasibly paid in full, and (iii) Case No. 09-11554 and Case No. 09-11572 in United States Bankruptcy Court for the District of Delaware have been closed.

8. Payment of Costs and Fees. Borrowers agree to pay all reasonable out-of-pocket costs and expenses of Lender Group (including, without limitation, the reasonable fees and out-of-pocket disbursements of outside counsel to Agent and each Lender) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.

9. Amendment Fee. On or before the Sixth Amendment Effective Date, Borrowers shall pay to Agent (for the benefit of the Lenders in accordance with their respective Pro Rata Shares) an amendment fee in the amount of $375,000 (“Amendment Fee”) in immediately available funds. Such Amendment Fee shall be fully earned and non-refundable on the Sixth Amendment Effective Date and constitutes a portion of the Obligations and is in addition to any other fees payable under the Credit Agreement or any other Loan Document. Agent hereby is expressly authorized by Borrower to (a) charge such Amendment Fee to the Loan Account, and (b) designate such amount as an Advance under the Credit Agreement.

10. Choice of Law and Venue; Jury Trial Waiver; Judicial Reference. This Amendment SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

11. Further Assurances. At any time upon the reasonable request of Agent, each Loan Party shall promptly execute and deliver to Agent such Additional Documents as Agent shall request pursuant to the Credit Agreement and the other Loan Documents, in each case in form and substance reasonably satisfactory to Agent.

12. Effect on Loan Documents.

(a) The Credit Agreement and the Security Agreement, as amended hereby, and each of the other Loan Documents, as amended as of the date hereof, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Agent or any Lender under the Credit Agreement, the Security Agreement or any other Loan Document. Except for the amendments to the Credit Agreement and the Security Agreement expressly set forth herein, the Credit Agreement, the Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The amendments, consents, waivers and modifications set forth herein are limited to the specified hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further or other matter under the Loan Documents and shall not be construed as an indication that any future waiver of covenants or any other provision of the Credit Agreement or the Security Agreement will be agreed to, it being understood that the granting or denying of any waiver which may hereafter be requested by Borrowers remains in the sole and absolute discretion of Agent and the Lenders.

(b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) Upon and after the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Security Agreement, and each reference in the other Loan Documents to “the Security Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement as modified and amended hereby.

(d) To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement or the Security Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement or the Security Agreement as modified or amended hereby.

13. Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement, the Security Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written. Each Loan Party consents to the amendments to the Credit Agreement and the Security Agreement set forth in this Amendment and agrees that all Obligations owing by such Person are unconditionally owing by such Person to Agent and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever.

14. Reaffirmation of Obligations. Each Loan Party hereby reaffirms its obligations under each Loan Document to which it is a party. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document, to Agent, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof.

15. Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, Security Agreement, and the other Loan Documents effective as of the date hereof and as amended hereby.

16. Miscellaneous.

(a) This Amendment is a Loan Document. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic image scan transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(b) Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

(c) Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment.

(d) Neither this Amendment nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Loan Party, whether under any rule of construction or otherwise, on the basis that this Amendment has been drafted by any such Person. This Amendment has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

(e) Although each Guarantor has been informed of the matters set forth herein and has agreed to same, such Guarantor understands that neither Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

(f) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(g) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. Section, subsection, clause, schedule, and exhibit references herein are to this Amendment unless otherwise specified. Any reference in this Amendment to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction, repayment, or payment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms of the Credit Agreement) of all Obligations other than contingent indemnification Obligations and other than any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Credit Agreement and the full and final termination of any commitment to extend any financial accommodations under the Credit Agreement and any other Loan Document. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

17. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers as of the date first written above.

STOCK BUILDING SUPPLY HOLDINGS II, LLC,
a Delaware limited liability company, as Parent, as a Guarantor, and as a Grantor

By:	/s/ BRYAN J. YEAZEL
Name:	BRYAN J. YEAZEL
Title:	EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

STOCK BUILDING SUPPLY HOLDINGS, LLC,
a Virginia limited liability company, as a Borrower and as a Grantor

By:	/s/ BRYAN J. YEAZEL
Name:	BRYAN J. YEAZEL
Title:	EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

COLEMAN FLOOR, LLC,
a Delaware limited liability company, as a Borrower and as a Grantor

By:	/s/ BRYAN J. YEAZEL
Name:	BRYAN J. YEAZEL
Title:	EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

STOCK BUILDING SUPPLY, LLC,
a North Carolina limited liability company, as a Borrower and as a Grantor

By:	/s/ BRYAN J. YEAZEL
Name:	BRYAN J. YEAZEL
Title:	EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

STOCK BUILDING SUPPLY OF FLORIDA, LLC,
a Florida limited liability company, as a Borrower and as a Grantor

By:	/s/ BRYAN J. YEAZEL
Name:	BRYAN J. YEAZEL
Title:	EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

[SIGNATURE PAGE TO AMENDMENT NUMBER SIX TO CREDIT AGREEMENT AND

AMENDMENT NUMBER ONE TO SECURITY AGREEMENT AND CONSENT]

STOCK BUILDING SUPPLY MIDWEST, LLC,
a Delaware limited liability company, as a Borrower and as a Grantor

By:	/s/ BRYAN J. YEAZEL
Name:	BRYAN J. YEAZEL
Title:	EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

STOCK BUILDING SUPPLY WEST, LLC,
a Utah limited liability company, as a Borrower and as a Grantor

By:	/s/ BRYAN J. YEAZEL
Name:	BRYAN J. YEAZEL
Title:	EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

STOCK BUILDING SUPPLY OF ARKANSAS, LLC,
a Delaware limited liability company, as a Borrower and as a Grantor

By:	/s/ BRYAN J. YEAZEL
Name:	BRYAN J. YEAZEL
Title:	EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

SBS / BISON BUILDING MATERIALS, LLC,
a Delaware limited liability company, as a Borrower and as a Grantor

By:	/s/ BRYAN J. YEAZEL
Name:	BRYAN J. YEAZEL
Title:	EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

COLEMAN FLOOR SOUTHEAST, LLC,
a Delaware limited liability company, as a Borrower and as a Grantor

By:	/s/ BRYAN J. YEAZEL
Name:	BRYAN J. YEAZEL
Title:	EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

[SIGNATURE PAGE TO AMENDMENT NUMBER SIX TO CREDIT AGREEMENT AND

AMENDMENT NUMBER ONE TO SECURITY AGREEMENT AND CONSENT]

STOCK BUILDING SUPPLY WEST (USA), INC.,
a Delaware corporation, as a Guarantor and as a Grantor

By:	/s/ BRYAN J. YEAZEL
Name:	BRYAN J. YEAZEL
Title:	EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

BRYAN J. YEAZEL
EXECUTIVE VICE PRESIDENT CHIEF ADMINISTRATIVE OFFICER & GENERAL COUNSEL

[SIGNATURE PAGE TO AMENDMENT NUMBER SIX TO CREDIT AGREEMENT AND

AMENDMENT NUMBER ONE TO SECURITY AGREEMENT AND CONSENT]

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company (formerly known as Wells Fargo Foothill, LLC), as Agent and as a Lender

By:	/s/ Amelie Yehros
Name:	Amelie Yehros
Title:	SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER SIX TO CREDIT AGREEMENT AND

AMENDMENT NUMBER ONE TO SECURITY AGREEMENT AND CONSENT]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Steven W. Sharp
Name:	Steven W. Sharp
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER SIX TO CREDIT AGREEMENT AND

AMENDMENT NUMBER ONE TO SECURITY AGREEMENT AND CONSENT]

Schedule 1

Description of Collateral

No. of Units	Manufacturer	Serial Number/VIN#	Year/Model/Type of Equipment
1	COMBILIFT	12542	C12000WSL Combilift Industrial Forklift
1	MOFFETT	L190008	M55P Moffett M55 4-Way Forklift

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, upgrades, replacements or exchanges therefor and all proceeds thereof.

Exhibit A

Schedule 4.15

Deposit Accounts, Securities Accounts, and Commodities Accounts

SCHEDULE 4.15

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

DEPOSIT ACCOUNTS

Bank of America, One Commercial Plaza, Norfolk, VA 23510

Account Holder	Account Number*
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC

Citibank, N.A., One Penn’s Way, New Castle, DE 19720

Account Holder	Account Number*
Stock Building Supply, LLC
Stock Building Supply, LLC

FC Stone, 141 W Jackson Blvd., Suite 1730, Chicago, IL 60604-2996

Account Holder	Account Number*
Stock Building Supply, LLC

Wells Fargo, 420 Montgomery Street, San Francisco, CA 94104

Account Holder	Account Number*
Saturn Acquisition Holdings, LLC
Saturn Acquisition Holdings, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC

*	Account numbers have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

[Schedule 4.15 to Credit Agreement]

Account Holder	Account Number*
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC

*	Account numbers have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

[Schedule 4.15 to Credit Agreement]

Account Holder	Account Number*
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC
Stock Building Supply, LLC

*	Account numbers have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

[Schedule 4.15 to Credit Agreement]

Exhibit B

Schedule 5.1

Deliver to Agent (with, in the case of items that are not delivered electronically, copies for each Lender if so requested by Agent), each of the financial statements, reports, or other items set forth below at the following times in form reasonably satisfactory to Agent:

as soon as available, but in any event within 30 days after the end of each month during each of Parent’s fiscal years, provided, however, that with respect to the delivery of item (b) with respect to the month ending June 30, 2009, 30 days after the end of July 2009,

(a) an unaudited consolidated balance sheet, income statement, and statement of cash flow covering Parent’s and its Subsidiaries’ operations during such month,

(b) so long as any of the DWF Entities are Subsidiaries of Parent, an unaudited consolidating schedule (reflecting the adjustments to such unaudited consolidated financial statements necessary to separate the accounts of (i) Parent and its Subsidiaries other than such DWF Entities and (ii) such DWF Entities) for each such month, and

(c) a Compliance Certificate.

as soon as available, but in any event within 120 days (or, in the case of the first fiscal year of Parent ended after the Closing Date, 150 days) after the end of each of Parent’s fiscal years,

(d) consolidated financial statements of Saturn and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent (it being understood that PricewaterhouseCoopers LLP and Deloitte & Touche LLP are reasonably acceptable to Agent) and certified, without any qualifications (including any (i) “going concern” or like qualification or exception, (ii) qualification or exception as to the scope of such audit, or (iii) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7 of the Agreement), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management), and an unaudited consolidating schedule (reflecting the adjustments to such audited consolidated financial statements necessary to separate the accounts of (i) Saturn and its Subsidiaries (other than Parent and its Subsidiaries), (ii) Parent and its Subsidiaries (other than, if any of the DWF Entities are Subsidiaries of Parent, such DWF Entities) and (iii) so long as any of the DWF Entities are Subsidiaries of Parent, such DWF Entities) for each such fiscal year,

(e) a Compliance Certificate, and

(f) a detailed calculation of Free Cash Flow.

as soon as available, but in any event on or prior to the start of each of Parent’s fiscal years,	(g) copies of Parent’s Projections, in form and substance (including as to scope and underlying assumptions) consistent with the format that was delivered to Agent on June 15, 2009, for the forthcoming 2 years, year by year, and for the forthcoming fiscal year, quarter by quarter, certified by the chief financial officer (or any other Person performing comparable duties generally associated with the foregoing title) of Parent as being such officer’s good faith estimate of the financial performance of Parent and its Subsidiaries during the period covered thereby.

promptly, but in any event within 5 days after being filed by any Borrower or any of its Restricted Subsidiaries,	(h) any filings made by Parent or any Borrower with the SEC.

promptly, but in any event within 5 Business Days after (i) any executive officer of any Loan Party has knowledge of any event or condition that constitutes a Default or an Event of Default or (ii) any Loan Party receives any written notification of any event or condition that constitutes a Default or an Event of Default,	(i) notice of such event or condition and a statement of the curative action, if any, that such Loan Party proposes to take with respect thereto.

promptly after the commencement thereof, but in any event within 5 Business Days after the service of process with respect thereto on Parent or any of its Restricted Subsidiaries,	(j) notice of all actions, suits, or proceedings brought by or against Parent or any of its Restricted Subsidiaries before any Governmental Authority which reasonably could be expected to result in a Material Adverse Change.

promptly, upon the request of Agent,	(k) any other information reasonably requested relating to the financial condition of Parent or its Restricted Subsidiaries.

Exhibit C

Schedule 5.2

Provide Agent (and if so requested by Agent, in the case of items that are not delivered electronically, with copies for each Lender) with each of the documents set forth below at the following times in form reasonably satisfactory to Agent:

Weekly (no later than Wednesday of each week), so long as Excess Availability plus Qualified Cash is less than $20,000,000, and otherwise, monthly (no later than the 10th day of each month),

(a) an Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records of the Borrowers,

(b) Inventory system/perpetual reports specifying the cost of the Borrowers’ Inventory, by category (delivered electronically, if the Loan Parties have implemented electronic reporting),

(c) a detailed calculation of those Accounts that are not eligible for the Borrowing Base, if the Borrowers have not implemented electronic reporting,

(d) a detailed calculation of Inventory categories that are not eligible for the Borrowing Base, if the Borrowers have not implemented electronic reporting, and

(e) a detailed accounts receivable aging, by total, of the Borrowers’ Accounts (delivered electronically, if the Loan Parties have implemented electronic reporting).

Weekly (no later than Wednesday of each week), so long as Excess Availability plus Qualified Cash is less than $20,000,000, and otherwise, monthly (no later than the 15th day of each month) (but without duplication of any other items delivered pursuant to this Schedule 5.2),	(f) a Borrowing Base Certificate.

Monthly (no later than the 15th day of each month) (but without duplication of any other items delivered pursuant to this Schedule 5.2),

(g) a detailed report regarding (i) any amounts that are payable to a landlord, lessor, bailee, or customs broker with respect to any Inventory of any Borrower or other Collateral located or stored at a premises that is owned or operated by such landlord, lessor, bailee, or customs broker and (ii) any reclamation claims of unpaid sellers of any Borrower’s Inventory, in the case of each of clauses (i) and (ii), to the extent such amounts are more than 30 days past due,

(h) a detailed accounts receivable aging, by total, of the Borrowers’ Accounts, together with a reconciliation to the general ledger and supporting documentation for any reconciling items noted (delivered electronically, if the Borrowers have implemented electronic reporting),

(i) a detailed Inventory system/perpetual report (which shall include a list of all Inventory of the Borrowers as of each such day, and containing a breakdown of such Inventory by categories, including the categories of lumber, windows, doors, roofing, and any other categories reasonably requested by Agent) together with a reconciliation to the Borrowers’ general ledger accounts (delivered electronically, if the Borrowers have implemented electronic reporting),

(j) a summary accounts payable aging, by vendor, of the Borrowers’ accounts payable, accrued expenses and any book overdraft (delivered electronically, if the Borrowers have implemented electronic reporting), together with a reconciliation to the general ledger and supporting documentation for any reconciling items noted, and an aging, by vendor, of any held checks,

(k) a report regarding the Loan Parties’ cash and Cash Equivalents (it being understood that delivery of account statements from the relevant financial institution or securities intermediary shall be sufficient for this purpose) and an indication of which amounts constitute Qualified Cash,

(l) a monthly Account roll-forward of the Borrowers, with supporting details supplied from sales journals, collection journals and credit registers, tied to the beginning and ending account receivable balances of the Borrowers’ general ledger,

(m) a reconciliation of Accounts, trade accounts payable, and Inventory of the Borrowers’ general ledger accounts to their monthly financial statements including any book reserves related to each category,

(n) a detailed report regarding the Borrowers’ aged non-stock inventory,

(o) a schedule of the Loan Parties’ payment of taxes due and payable, including all accrued, but unpaid, ad valorem and real estate taxes,

(p) a report regarding the accounts receivable that are subject to funding from the Wolseley construction loan business, and

(q) a report regarding all performance bonds that have been posted relative to projects undertaken by the Borrowers.

On each Delivery Date,	(r) copies of (i) each Material Contract entered into since the previous Delivery Date, and (ii) each material amendment or modification of any Material Contract entered into since the delivery of the previous Delivery Date.

Within 10 Business Days following the receipt of, but no less frequently than annually,

(s) a report containing calculations of withdrawal liability estimates with respect to all Multiemployer Plans, and

(t) with respect to any Benefit Plan, a copy of the most-recent actuarial report, Form 5500 and all attachments thereto.

Promptly, in no event later than 10 Business Days following the occurrence of any ERISA Event,	(u) notification of the occurrence thereof, along with the actions the Loan Parties, their Subsidiaries, or ERISA Affiliates propose to take in response to such ERISA Event.

Promptly, in no event later than 10 Business	(v) with respect to any Multiemployer Plan or any Benefit Plan which would subject any Loan Party, their Subsidiaries, or any ERISA Affiliate to any penalty or tax that could

Days following the occurrence of any “prohibited transaction” as such term is defined in Section 406 of ERISA or Section 4975 of the IRC,	reasonably be expected to result in a Material Adverse Change, notification of the occurrence thereof, along with the actions the Loan Parties, their Subsidiaries, or ERISA Affiliates propose to take in response to such event.

Promptly, in no event later than 10 Business Days after receipt or delivery thereof,

(w) copies of any notices regarding early termination or expiration, material defaults or claimed violations that any Loan Party delivers or receives in connection with any Material Contract, and

(x) notice of any oral notices provided to any executive officer of any Loan Party regarding termination, expiration, material defaults or claim violations that any Loan Party or its Subsidiaries receives in connection with any Material Contract.

At least 15 Business Days prior to the consummation of any Acquisition (including any Permitted Acquisition),

(y) if the Person to be acquired maintains, contributes to, or otherwise has any obligation with respect to any multiemployer plan within the meaning of Section 3(37) of ERISA that is underfunded, written notice to Agent of any such multiemployer plan and a report containing calculation of withdrawal liability estimates with respect to such multiemployer plan, and

(z) if the Person to be acquired maintains, contributes to, or otherwise has any obligation with respect to any other benefit plans that is subject to Title IV of ERISA is underfunded, written notice to Agent of any such plan and a report containing calculation of such plan’s funded status.

On each Qualified Cash Reporting Date and at any other time reasonably requested by Agent or any co-lead arranger,	(aa) a report regarding the Loan Parties’ cash and Cash Equivalents (it being understood that delivery of copies of account statements produced by the relevant financial institution or securities intermediary shall be sufficient for this purpose) and an indication of which amounts constitute Qualified Cash.

Promptly upon the reasonable request by Agent, and in the case of (jj), upon request of Agent or any co-lead arranger.

(bb) a list of the Loan Parties’ customers, with address and contact information,

(cc) a list of the Benefit Plans and Multiemployer Plans,

(dd) copies of invoices together with corresponding shipping and delivery documents, and credit memos together with corresponding supporting documentation, with respect to invoices and credit memos in excess of an amount determined in the sole discretion of Agent, from time to time,

(ee) copies of purchase orders and invoices for Inventory and Equipment acquired by any Loan Party,

(ff) such other reports as to the Collateral or the financial condition of the Loan Parties, as Agent may reasonably request,

(gg) evidence of the Loan Parties’ payment of taxes due and payable,

(hh) notice of all claims, offsets, or disputes asserted by Account Debtors with respect to the

Borrowers’ Accounts,

(ii) if Agent has a Lien on any Real Property of any of the Loan Parties, a report regarding the Loan Parties’ accrued, but unpaid, ad valorem and real estate taxes, and

(jj) upon the occurrence and during the continuance of an Event of Default, a Borrowing Base Certificate.

Exhibit D

Schedule C-1

Commitments

Lender	Commitment

Wells Fargo Capital Finance, LLC	$75,000,000
Bank of America, N.A.	$75,000,000

All Lenders	$150,000,000

Exhibit E

EXHIBIT C-1

FORM OF COMPLIANCE CERTIFICATE

[on Parent’s letterhead]

To:	Wells Fargo Capital Finance, LLC, as Agent
under the below referenced Credit Agreement
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404
Attn: Business Finance Division Manager

Re:	Compliance Certificate dated

Ladies and Gentlemen:

Reference is made to that certain CREDIT AGREEMENT (as amended, restated, modified, supplemented, renewed or extended from time to time, the “Credit Agreement”) dated as of June 30, 2009, by and among the lenders party thereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), BANK OF AMERICA, N.A., a national banking association, as co-lead arranger, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (formerly known as Wells Fargo Foothill, LLC), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”) and as co-lead arranger, STOCK BUILDING SUPPLY HOLDINGS II, LLC, a Delaware limited liability company (“Parent”), and each of Parent’s Subsidiaries party thereto (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

This Compliance Certificate is being delivered pursuant to Schedule 5.1 of the Credit Agreement. The undersigned officer of Parent hereby certifies as of the date hereof on behalf of Parent in his/her capacity as an officer of Parent and not in an individual capacity that:

1. The financial statements of Parent and its Restricted Subsidiaries furnished in Schedule 1 attached hereto, have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments), and present fairly in all material respects, the consolidated financial condition as of the date thereof of Parent and its Subsidiaries, or, in the case of audited annual financial statements, the consolidated financial condition as of the date thereof of Saturn and its Subsidiaries.

2. Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and financial condition of Parent and its Restricted Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 5.1 of the Credit Agreement.

3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a

Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Parent and its Restricted Subsidiaries have taken, are taking, or propose to take with respect thereto.

[4. As of the date hereof, Parent and its Restricted Subsidiaries are in compliance with the covenant contained in Section 7 of the Credit Agreement as demonstrated on Schedule 3 hereof, except as otherwise indicated on Schedule 3 hereof.]1

[1]	To be included if a Financial Covenant Period has occurred and is continuing.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this      day of             , 20    .

STOCK BUILDING SUPPLY HOLDINGS II, LLC, a Delaware limited liability company, as Parent

By:
Name:
Title:

SCHEDULE 1

Financial Information

SCHEDULE 2

Default or Event of Default

SCHEDULE 32

Financial Covenant

Fixed Charge Coverage Ratio.

Parent and its Restricted Subsidiaries’ Fixed Charge Coverage Ratio, measured on a quarter-end basis, for the [        ] month period ending                  , 20     , is     :1.0, which ratio [is/is not] greater than or equal to the ratio set forth in Section 7 of the Credit Agreement for the corresponding period.

[2]	To be included if a Financial Covenant Period has occurred and is continuing.